                                                     EXHIBIT 10.9


                         SOFTWARE, EDUCATION, SERVICES
                            DISTRIBUTION AGREEMENT
                         BETWEEN OEC AND OBJECT POWER


This agreement is made this 21st day of June, 1995, by OPEN ENVIRONMENT CORPORATION ("OEC"), a Delaware corporation, whose address is 25 Travis Street, Boston, Massachusetts, and Object Power Inc. ("OP"), a Delaware Corporation, whose address is 219 Vassar Street, Cambridge, MA 02139.

Whereas, OEC has a line of software products and related services, and OP desires to market these in the defined territory in accordance with the terms and conditions hereof,

Now, therefore, it is mutually agreed:

I.    DEFINITIONS

      1. The "products" shall mean the software programs, education courses and other services to be resold under the terms of this agreement listed in Appendix A.

      2. The "Territory" is defined as the specific countries and territories listed in Appendix B.

      3. "Sales within the Territory" shall mean customer purchases that originate and which take delivery of Products within the defined Territory for use only within the Territory.

      4. The "standard warranty" is defined as OEC's current standard warranty on any of OP products and services and will be attached as Appendix C.

      5. The "price" and "discount to OP" of various OEC software, education and service products shall be defined in Appendix D of this agreement.

II.   RELATIONSHIP OF PARTIES

      1. Neither OP nor OEC is authorized to act on the behalf of the other or to bind the other in anyway outside of the specific terms of this Agreement.

      2. OEC hereby appoints OP as OP a non-exclusive distributor of the Products in the Territory, with authority to make Sales within the Territory. OEC reserves the right to restrict or modify the territory from time to time.

      3. OP shall not market, resell, or otherwise advocate products and services that compete with similar products from OEC, unless permitted by OEC to do so in writing, in OEC's sole discretion.

      4. OP shall confine OP business activities related to this Agreement within the Territory.

III.  RIGHTS GRANTED

      OEC shall grant to OP the rights to use all OEC trademarked logos, and other marketing and advertising symbols to conduct OP marketing.

IV.   TERMS OF SALE OF OEC PRODUCTS TO OP

      1.  OEC agrees to sell the Products to OP as outlined in Appendix D.

      2. Sales from OEC to OP will be payable forty-five (45) days after delivery unless otherwise agreed.

      3. OP is responsible for payment to OEC for products and services delivered, regardless of any external conditions, such as lack of payment by OP's customer(s), except as noted in this Agreement.

V.    PERFORMANCE OF OEC

      OEC agrees to support OP's marketing and sales activities in every reasonable way, without limiting the generality of the foregoing, OEC agrees:

      1. To provide OP with a reasonable number of licenses for the purposes of demonstrations and training classes. Further, OEC shall provide to OP up to 20 free education seats each year in any of the regularly conducted DolT and TEP courses (or similar successor courses). OP shall be responsible for any travel, living or miscellaneous expenses of OP personnel at OEC courses.

      2. To provide OP with 12 days of OEC Consulting Services throughout 1995. OP will pay for all associated expenses.

      3. To make available to OP, free of charge a reasonable quantity of Product literature and promotional materials used by OEC in the US.

      4. To ship OEC software Products from its Boulder, CO facilities to OP customer, after receipt of a purchase order from OP.

      5. To promptly answer any queries which OP may submit to OEC concerning the Products or applications thereof in connection with the proposed marketing campaigns or contemplated sales.

VII.  PERFORMANCE OF OP

      1. OP agrees to make an initial purchase at the signing of this agreement.

          a) OP shall take delivery of a master copy of OEC software products listed in Appendix A on June 21st, 1995. OEC shall grant the right to OP to create 25 software product licenses from this master copy, to be sold over the course of this Agreement.

          b)   OP shall pay OEC US $260,000.00 for this software.

VIII. TERM AND TERMINATION

      1.  This Agreement will expire two years from the effective date.

          a) OEC and OP agree that ninety (90) days prior to the natural termination of this Agreement, the parties will meet to mutually determine a continuation of this agreement.

          b)   This Agreement can be renewed for up to three (3) additional one
               (1) year terms by the mutual consent of the related parties.

      2.  This Agreement can be terminated by either party:

          a) Forwith upon a judicial determination of insolvency or bankruptcy of the other party; or

          b) Upon failure of the other party to comply with any of the provisions of this Agreement, provided the aggrieved party has served upon the other party at least (30) days prior notice of such noncompliance.

      3. In the event of termination (or at the end of the natural term of this agreement):

          a) OEC will hereafter stand wholly freed and discharged, and OP hereby expressly releases and discharges OEC of and from any and all obligations or liability whatsoever, where arising hereunder or from, or in connection with, any manner or thing relating to, or in any manner connected with, the subject matter of this Agreement.

          b) The foregoing right of termination and the additional right of non-renewal at the end of the stated term are absolute, and neither OEC nor OP will be liable to the other because of termination or non-renewal hereof (whether with or without clause) for compensation, reimbursement, or damages on account of expenditures, investments, leases, or commitments in connection with the business of goodwill of OEC or OP, or for any other reason whatsoever.

          c) OP will not be relieved however of any obligation for unpaid balances for goods shipped and services performed hereunder prior to termination or expiration.

IX.   WARRANTY POLICY

      OEC's obligations with respect to the Products are strictly limited to OEC's standard warranty contained in Appendix C.

X.    TRADEMARKS

      1. OEC hereby grants permission to OP to use the trademark "OEC" in relation to the Products at OP's place of business and otherwise as may be appropriate to market and sell the Products.

XI.   CONFIDENTIALITY

      1. The parties agree to keep strictly confidential, and to bind their respective directors, officers, and employees to like covenants, the terms of this Agreement and all matters relating thereto, and to the Products. All parties undertake not to disclose any of those terms or matters to any other person except as may be necessary for the furtherance of this Agreement.

      2. OP explicitly agrees that OEC may disclose the existence and general terms of this Agreement, with OP customers, suppliers, underwriters, attorneys, accountants, government agencies, and others in the financial community.

XII.  GOVERNING LAW

      This Agreement shall be interpreted in accordance with laws o the state of Massachusetts.

XIII. GENERAL PROVISIONS

      1. This Agreement contains all the understandings and representations between the parties relating to the matters referred to herein, supersedes any arrangements previously entered into between them with respect thereto, and can be amended only by a written supplement, duly executed on behalf of the respective parties.

      2. No term or condition of this Agreement will ever be considered as waived unless reduced to writing and duly executed by an officer of the waiving party.

      3. The effective date of this Agreement will be set forth in the beginning hereof; any approvals of any of the terms or conditions of this Agreement required by the laws of the Territory will be obtained by OP.

      In witness whereof, this Agreement has been executed by the duly authorized officers of the respective parties, as of the date first above written.

OEC                                 OP

Adam Honig, VP NA OP's              Peter Sliwkowski
- ----------------------------
Full Name, Title                    Vice President of Technology
                                    -----------------------------------
                                    Full Name, Title


/s/ Adam Honig                      /s/ Peter Sliwkowski
- ----------------------------        -----------------------------------
Signature                           Signature


6/21/95                             6/21/95
- ----------------------------        -----------------------------------
Date                                Date

APPENDIX A


Object Power shall have the right to sell all software products listed on the OEC Price Sheet.

APPENDIX B

The "territory" in this agreement shall be all countries, with the exception of:


               -    Japan

APPENDIX C


OEC's Standard Warranty and License Agreement are inserted here. . .

APPENDIX D

Pricing and Discounting

      I.  SOFTWARE

          For purposes of this agreement, two types of software are defined:

          a) "OEC Developed Software"; defined as software products developed solely by OEC.

          b) "OEC OEM Software"; defined as software products developed by third party software companies, marketed under the OEC name.

          The actual sales price of the OEC products shall be set by OP. OP shall pay OEC a royalty on each sales, based on the Territory list price of the Product delivered.

          c) The distributor price payable by OP to OEC shall be 65% of the list price of OEC Developed Software.

          d) This distributor price payable by OP to OEC shall be 90% of the list price of OEC OEM Software.

II.   EDUCATION

          a) OEC hereby grants OP a 30% referral fee for each enrollee in an OEC education program.

          b) By mutual agreement of the parties, OEC shall license OP to conduct its education programs.

          c) Subject to available resources. OEC hereby grants OP the right to resell OEC services. The distributor price payable by OP to OEC shall be 90% of the list price of the services.

                                       10